UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 _________________________________
FORM 8-K
_________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported) February 26, 2019
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Matador Resources Company
(Exact name of registrant as specified in its charter)
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Texas	001-35410	27-4662601
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5400 LBJ Freeway, Suite 1500, Dallas, Texas	75240
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (972) 371-5200
Not Applicable
(Former name or former address, if changed since last report)
   _________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02	Results of Operations and Financial Condition.
Attached hereto as Exhibit 99.1 is a press release (the “Earnings Press Release”) issued by Matador Resources Company (the “Company”) on February 26, 2019, announcing its financial results for the three and twelve months ended December 31, 2018. The Earnings Press Release includes an operational update at February 26, 2019. The Earnings Press Release is incorporated by reference into this Item 2.02, and the foregoing description of the Earnings Press Release is qualified in its entirety by reference to this exhibit.
In connection with the Earnings Press Release, the Company released a presentation summarizing the highlights of the Earnings Press Release (the “Earnings Presentation”). The Earnings Presentation is available on the Company’s website, www.matadorresources.com, on the Events and Presentations page under the Investor Relations tab.
The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and will not be incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), unless specifically identified therein as being incorporated therein by reference.
In the Earnings Press Release and the Earnings Presentation, the Company has included certain “non-GAAP financial measures,” as defined in Item 10 of Regulation S-K of the Exchange Act, including (i) earnings before interest expense, income taxes, depletion, depreciation and amortization, accretion of asset retirement obligations, property impairments, unrealized derivative gains and losses, certain other non-cash items and non-cash stock-based compensation expense, and net gain or loss on asset sales and inventory impairment (“Adjusted EBITDA”) attributable to Matador Resources Company shareholders, (ii) Adjusted EBITDA of San Mateo Midstream, LLC, the Company’s midstream affiliate, (iii) present value discounted at 10% (pre-tax) of estimated total proved reserves and (iv) adjusted net income (loss) attributable to Matador Resources Company shareholders and adjusted earnings (loss) per diluted common share attributable to Matador Resources Company shareholders. In the Earnings Press Release, the Company has provided reconciliations of the non-GAAP financial measures to the most directly comparable financial measures calculated and presented in accordance with generally-accepted accounting principles (“GAAP”) in the United States. In addition, in the Earnings Press Release, the Company has provided the reasons why the Company believes such non-GAAP financial measures provide useful information to investors.

Item 7.01	Regulation FD Disclosure.
Item 2.02 above is incorporated herein by reference.
Attached hereto as Exhibit 99.2 is a press release (the “Guidance Press Release”) issued by the Company on February 26, 2019, announcing its 2019 operating plan and market guidance.
In connection with the Guidance Press Release, the Company released a presentation summarizing the highlights of the Guidance Press Release (the “Guidance Presentation”). The Guidance Presentation is available on the Company’s website, www.matadorresources.com, on the Events and Presentations page under the Investor Relations tab.
The information furnished pursuant to this Item 7.01, including Exhibits 99.1 and 99.2, shall not be deemed to be “filed” for the purposes of Section 18 of the Exchange Act and will not be incorporated by reference into any filing under the Securities Act unless specifically identified therein as being incorporated therein by reference.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description of Exhibit
99.1	Earnings Press Release, dated February 26, 2019.
99.2	Guidance Press Release, dated February 26, 2019.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATADOR RESOURCES COMPANY

Date: February 27, 2019	By:	/s/ Craig N. Adams
	Name:	Craig N. Adams
	Title:	Executive Vice President